Xerium Technologies, Inc. First Quarter 2012 Selected Data – Earnings Call EXHIBIT 99.2 1

Forward Looking Statements
• This presentation and the remarks we may make today about Xerium’s future expectations, plans and prospects are forward-looking statements which reflect our current views with respect to future events and financial performance. Any forward-
looking statements which we make in this presentation or in our remarks today, represent our views only as of today. We disclaim any duty to update any of these forward-looking statements.
• Forward-looking statements involve risks and uncertainties, both known and unknown.  Our actual results may differ materially from these forward-looking statements due to a number of factors, including those factors discussed in our earnings press release dated May 8, 2012, and other factors discussed in our filings with the SEC, including our Form 10-K for the year ended December 31, 2011.
Copies of these filings are available from the SEC and in the investor relations section of our website at www.xerium.com.
• These slides, the associated remarks and comments made during our first quarter
2012 financial results conference call, our earnings release dated May 8, 2012 and the reconciliation of certain non-GAAP financial information posted in the investor relations section of our website are integrally related and are intended to be presented and understood together.

Bookings Analysis – Total Xerium

Total Xerium order bookings for Q1 2012 were $134.4M compared to Q1 2011 bookings of
$155.4.  The year over year decline is primarily due to weakness in Europe.  Versus Q4 2011, bookings improved $7.3M primarily due to strength in North America.  This improvement includes $1.0M of unfavorable currency.

50,000
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
US$ 000's
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12
Mar-12

	Jan-11	Feb-11	Mar-11	Apr-11	May-11	Jun-11	Jul-11	Aug-11	Sep-11	Oct-11	Nov-11	Dec-11	Jan-12	Feb-12	Mar-12
Bookings	35,502	33,370	32,484	25,572	32,187	29,132	27,911	28,277	28,262	27,957	28,253	24,024	30,783	26,779	27,506

Bookings Analysis – Paper Machine Clothing
PMC order bookings for Q1 2012 were $85.1M compared to Q1 2011 bookings of $101.4M.
The year over year decline is primarily due to weakness in Europe.  Versus Q4 2011, bookings improved $4.9M primarily due to strength in North and South America.

US$ 000's
24,000
22,000
20,000
18,000
16,000
14,000
12,000
10,000
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12
Mar-12

	Jan-11	Feb-11	Mar-11	Apr-11	May-11	Jun-11	Jul-11	Aug-11	Sep-11	Oct-11	Nov-11	Dec-11	Jan-12	Feb-12	Mar-12
Bookings	17,739	16,713	19,549	17,263	19,475	19,304	16,031	17,541	16,523	15,576	16,705	14,592	15,290	16,701	17,326

Bookings Analysis – Roll Coverings
Rolls order bookings for Q1 2012 were $49.3M compared to Q1 2011 bookings of $54.0. The year over year decline is primarily due to weakness in Europe.  Versus Q4 2011, bookings improved $2.4M primarily due to strength in North America.

Percent of Revenue from Asia-Pacific Markets
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
2012
Q1
Asia-Pacific
12.1% 12.4% 12.8% 13.9% 12.1% 13.2% 14.0% 15.6% 16.9% 17.3% 19.2% 19.0%
5%
10%
15%
20%
25%

Generally, over time, we expect growth in paper production to be greater in Asia-Pacific than in the more mature North American and Western European regions.

60%
50%
40%
30%
20%
10%

	'10 Q1	'10 Q2	'10 Q3	'10 Q4	'11 Q1	'11 Q2	'11 Q3	'11 Q4	'12 Q1
Clothing	31.5%	33.3%	41.0%	47.7%	48.6%	51.3%	51.7%	53.7%	57.4%
Rolls	22.3%	23.5%	24.8%	26.2%	36.9%	41.8%	41.1%	46.4%	45.6%

New Product Sales as a Percent of Revenue
Meaningful progress continues on Xerium’s goal to increase its technological leadership.  Our goal is to derive 60% of XRM’s sales revenue from products developed within the prior five years that make a measurable improvement in customer performance, are defendable long term and simultaneously reduce our operating costs.

$ 50.9M
$ 20.8M

Non Paper 2%
Innovation 28%
Rationalization 27%
Performance 43%

Xerium’s New Product Categorization
New products are categorized by their level of innovation and strategic purpose

•
Gain market share through application of unique
performance features; capture premium pricing
•
Break through or new technology, defendable intellectual
property that competitors can’t replicate
•
SmartRoll™, EDC, Impact, EnerSTAR™
•
Gain / Defend market share; recover lost pricing
potential of mature products
•
Product introductions that significantly enhance
contemporary product performance
•
New tissue products, new generation spreader rolls
•
Defend market share and price, drive internal savings
•
Product  launches that while upgrading product
performance, are primarily intended to reduce
manufacturing, service and warranty costs
•
ProSeam, Avantexx
•
Provide profitable growth in non-paper markets
•
This includes new products developed for the nonwoven
textiles industry, fiber cement, oil field development, and
other markets
Innovation
Performance
Rationalization
Non Paper

$180
$150
$120
$90
$60
$30
$0
50.0%
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%

	'10 Q1	'10 Q2	'10 Q3	'10 Q4	'11 Q1	'11 Q2	'11 Q3	'11 Q4	'12 Q1
Qtr Sales $	135.0	132.8	135.9	144.6	143.2	150.4	148.2	145.2	134.4
Year-over-Year	15.9%	9.9%	4.3%	9.2%	6.1%	13.3%	9.1%	0.4%	-6.1%
Gross Margin	38.3%	38.9%	38.7%	40.3%	37.7%	38.5%	36.6%	34.6%	34.6%

Total Xerium Quarterly Sales and Gross Margin
$US 000’s
Q1 2012 net sales decreased 6.1% from Q1 2012.  Gross margins declined to 34.6% for Q1
2012 as compared to 37.7% for Q1 2011.  This decrease was primarily the result of 1)
unfavorable absorption of production costs in Q1 2012 related to reduced European market demand, and 2) disproportionately higher sales of lower margin products in our rolls business.

$60
$50
$40
$30
$20
$10
$0
$US 000's

	'10 Q1	'10 Q2	'10 Q3	'10 Q4	'11 Q1	'11 Q2	'11 Q3	'11 Q4	'12 Q1
SG&A and R&D	47.7	38.4	36.5	36.3	40.0	39.6	36.8	37.2	40.3

S G & A and R&D Expense
In Q1 2012, SG&A  and R&D is $40.3M as compared to Q1 2011 of $40.0M.  The increase is primarily the result of 1) the impending retirement of the CEO and the related accrual of a portion of an incentive bonus and recruiting fees incurred and 2) expenses due to the relocation of an office facility in Japan.
Partially offsetting these items were favorable currency effects of $0.7M and a gain recognized in Q1
2012 as a result of the sale of land in Brazil.

XERIUM TECHNOLOGIES, INC.

$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$US 000's
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000

	'10 Q1	'10 Q2	'10 Q3	'10 Q4	'11 Q1	'11 Q2	'11 Q3	'11 Q4	'12 Q1
Adjusted EBITDA by Qtr	24,476	25,230	29,093	35,251	26,145	30,195	28,606	22,713	18,820
Adjusted EBITDA TTM	109,470	102,375	103,552	114,050	115,719	120,684	120,197	107,659	100,334

Note:  Adjusted EBITDA at each quarter was the amount as calculated per the definition in the current credit facility with the exception that we have added back to net income (loss) per the terms of our prior credit facility financial restructuring costs of $9.6M, $15.3M, $0.8M and $0.6M incurred as part of the
reorganization in Q1 2010, Q2 2010, Q3 2010 and Q4 2010, respectively.   A reconciliation of Trailing Twelve Month Adjusted EBITDA to Net Income (Loss)
and operating cash flows is available in the investor relations section of the Company’s website at www.xerium.com.

Trailing Twelve Month (“TTM”) Adjusted EBITDA

35%
30%
25%
20%
15%
$160,000
$150,000
$140,000
$130,000
$120,000
$110,000
$100,000

	'10 Q1	'10 Q2	'10 Q3	'10 Q4	'11 Q1	'11 Q2	'11Q3	'11 Q4	'12 Q1
Revenue 000's	135,015	132,827	135,899	144,593	143,166	150,378	148,227	145,189	134,364
TWC% Qx4	25.6%	24.3%	26.5%	24.6%	27.7%	27.9%	26.7%	25.0%	27.0%

Trade Working Capital (“TWC”) as a Percent of
Revenue
Trade working capital % improved 70 basis points versus Q1 2011. TWC improved slightly to
$145.0M in Q1 2012 from $145.2M in 4Q 2011.  The improvement reflects $2.4M in lower accounts receivable, $1.2M of increased accounts payable offset by increased inventory of
$3.4M.
Note:  a reconciliation of Trade Working Capital to Revenue is available in the investor relations section of the Company’s website at www.xerium.com.

Total Xerium Annual Capital Expenditures

2009 2010 2011 2012
CAPEX
19.5 27.9 30.2 3.3
2012 Estimate 30.0
$0
$15
$30
$45
Capital expenditures for the quarter ended March 31, 2012 were $3.3M, consisting of $1.3M in growth capex and $2.0M in maintenance capex.  We are currently targeting total capital expenditures for 2012 at approximately $30M.